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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND
                         CAPITAL APPRECIATION PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

Marian U. Pardo (see biography below) now joins Susan L. Black and Jeffrey T. Rose as Co-Portfolio Manager of the portfolio. In March 2003, Ms. Black will retire from her positions as CSAM's Managing Director and Senior Advisor, and will cease serving as Co-Portfolio Manager of the portfolio.

CERTAIN MANAGER BIOGRAPHY

Marian U. Pardo, Managing Director, joined CSAM in January 2003 from JP Morgan Fleming Asset Management where, from 1999 to December 2002, she served as Managing Director and Co-Manager of the US Small Company Fund and was responsible for the growth portion of the portfolio. During 1998, Ms. Pardo served as President and Founding Partner of Pardo Capital, a start-up investment limited partnership specializing in small and mid-cap U.S. equities. From 1994 to 1998, Ms. Pardo served as Managing Director and Mutual Fund Manager at J.P. Morgan Investment Management and was solely responsible for the management of the Special Equities Fund and the U.S. Small Company Opportunities Fund. Between 1968 and 1994, Ms. Pardo held various research, financial and portfolio management positions and responsibilities at J.P. Morgan Investment Management and its affiliates, including the management of a $700 million, large-cap U.S. equities portfolio for defined benefit pension plans from 1986 to 1989. Ms. Pardo holds a B.A. from Barnard College of Columbia University.

Dated: January 16, 2003                                            CSISC-16-0103